UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K


                          Current Report


Pursuant to  Section 13 or 15(d) of the Securities Exchange Act of 1934


                           June 9, 2006
                           ------------
         Date of Report (Date of earliest event reported)


                   American Business Corporation
                   -----------------------------
         (Exact name of Registrant as specified in charter)


Colorado                    33-9640-LA                     90-0249312
----------------          ---------------                 ------------
(State or other  	(Commission File                (IRS. Employer
jurisdiction                  Number)                    Identification
of incorporation)			                 	Number)

            11921 Brinley Ave., Louisville, KY         40243
            ----------------------------------         -----
       (Address of principal executive offices)	     (Zip Code)

  Registrant's telephone number, including area code: (502) 410-6900

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Item 1.02.  Termination of a Material Definitive Agreement.

In a Form 8-K dated February 22, 2006 we announced we had entered into a Merger Agreement with Telomolecular Corp., a Delaware corporation, pursuant to which Telomolecular would merge with and into AMBC. We have determined it is in the best interests of the company to terminate the Merger Agreement, as the anticipated closing date of April 21st has passed, we believe it unlikely the conditions to closing will be met in the near future, and we believe it unlikely the merger would be effected upon the terms negotiated.

                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 9, 2006
   					AMERICAN BUSINESS CORPORATION

                                        By: /s/ Anthony Russo
                                            -----------------------
                                        Name: Anthony Russo
                                        Title:    President

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